UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15 (d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): February 29, 2012

AEROGROW INTERNATIONAL, INC.
(Exact name of registrant as specified in its charter)

Nevada	000-50888	46-0510685
(State or Other Jurisdiction of	(Commission File Number)	(I.R.S. Employer
Incorporation)		Identification No.)

6075 Longbow Dr. Suite 200, Boulder, Colorado	80301
(Address of Principal Executive Offices)	(Zip Code)

Registrant's Telephone Number, Including Area Code:  (303) 444-7755

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.  Entry into a Material Definitive Agreement.

AeroGrow International, Inc. (the “Company”) is the borrower under a promissory note dated December 31, 2010 in favor of Main Power Electrical Factory Ltd. (“Main Power”), as lender (the “Main Power Note”).  The Main Power Note had an original principal amount of $2,162,046, an interest rate of 8% p.a., and was scheduled to be amortized on a monthly basis pursuant to an agreed repayment schedule with a final maturity of May 31, 2013.  During 2011, the Company became unable to make the payments of interest and principal provided for in the Main Power Note, and the parties began negotiations regarding a restructuring of the Main Power Note.

On February 29, 2012, the Company and Main Power executed a Waiver and First Amendment to the Main Power Note (the “First Amendment”), effective as of December 31, 2011.  The First Amendment provides that as of the effective date the principal amount of the Main Power Note was $2,162,046.  In addition, the First Amendment provides for a revised amortization schedule for the Main Power Note and a final maturity of December 15, 2015.  The revised amortization schedule includes monthly interest payments through the final maturity and principal payments totaling $3,000 during the fourth fiscal quarter of the Company’s fiscal year ending March 31, 2012, $159,000 during the fiscal year ending March 31, 2013, $555,000 during the fiscal year ending March 31, 2014, $725,000 during the fiscal year ending March 31, 2015, and $664,724 during the period April 2015 through December 2015.  In addition, Main Power agreed to waive all existing defaults under the Main Power Note as of the effective date of the First Amendment.

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On March 5, 2012, and effective as of March 4, 2012, the Company entered into employment agreements with J. Michael Wolfe, Chief Executive Officer, H. MacGregor Clarke, Chief Financial Officer, and John K. Thompson, Senior Vice President, Sales and Marketing.   Following are summaries of the employment agreements.

J. Michael Wolfe

Effective as of March 4, 2012, the Company and J. Michael Wolfe entered into an employment agreement (the “Wolfe Agreement”) that provides that he will be employed as the Chief Executive Officer of the Company and must devote substantially all of his working time and efforts to the business of the Company.  The Wolfe Agreement superseded and replaced a previous agreement between the parties dated as of February 9, 2009.  The Wolfe Agreement has an initial one year term, with automatic one year renewals unless advance notice is given by either party.  Pursuant to the Wolfe Agreement, Mr. Wolfe’s annual base salary is set at $200,000 until September 2, 2012, at which time his annual base salary will be increased to $226,923.  Beginning on April 1, 2013, and each April 1 thereafter, Mr. Wolfe’s annual base salary will be increased by 3%, or such higher percentage as may be determined by the Company’s Board of Directors.  In addition, Mr. Wolfe will receive an automobile allowance of $750 per month during the term of the Wolfe Agreement.  Mr. Wolfe is eligible to participate in the Company’s annual cash incentive compensation plan for senior managers, and in the Company’s 2005 Equity Compensation Plan, each as determined by the Board of Directors from time to time.  The Wolfe Agreement also provides for medical, vacation, and other benefits commensurate with the policies and programs adopted by the Board of Directors for the Company’s senior executives.  In the event that the Company terminates the employment of Mr. Wolfe without cause (as determined under the Wolfe Agreement), then Mr. Wolfe will be entitled to receive his base salary for 12 months following the date of termination, plus a prorated portion of his annual cash bonus.  In the event that the Company breaches any term of the Wolfe Agreement and such breach is not cured within thirty days of notice being given, then Mr. Wolfe can terminate his employment and be entitled to receive his base salary for 12 months following the date of termination, plus a prorated portion of his annual cash bonus.  The Wolfe Agreement also requires Mr. Wolfe to comply with certain restrictive covenants including but not limited to a covenant not to compete during the term of the Wolfe Agreement and for a period of twelve months following the termination of the Wolfe Agreement.

H. MacGregor Clarke

Effective as of March 4, 2012, the Company and H. MacGregor Clarke entered into an employment agreement (the “Clarke Agreement”) that provides that he will be employed as the Chief Financial Officer of the Company and must devote substantially all of his working time and efforts to the business of the Company.  The Clarke Agreement superseded and replaced a previous agreement between the parties dated as of May 23, 2008.  The Clarke Agreement has an initial one year term, with automatic one year renewals unless advance notice is given by either party.  Pursuant to the Clarke Agreement, Mr. Clarke’s annual base salary is set at $200,000 until September 2, 2012, at which time his annual base salary will be increased to $226,923.  Beginning on April 1, 2013, and each April 1 thereafter, Mr. Clarke’s annual base salary will be increased by 3%, or such higher percentage as may be determined by the Company’s Board of Directors.  In addition, Mr. Clarke will receive an automobile allowance of $750 per month during the term of the Clarke Agreement.  Mr. Clarke is eligible to participate in the Company’s annual cash incentive compensation plan for senior managers, and in the Company’s 2005 Equity Compensation Plan, each as determined by the Board of Directors from time to time.  The Clarke Agreement also provides for medical, vacation, and other benefits commensurate with the policies and programs adopted by the Board of Directors for the Company’s senior executives.  In the event that the Company terminates the employment of Mr. Clarke without cause (as determined under the Clarke Agreement), then Mr. Clarke will be entitled to receive his base salary for 12 months following the date of termination, plus a prorated portion of his annual cash bonus.  In the event that the Company breaches any term of the Clarke Agreement and such breach is not cured within thirty days of notice being given, then Mr. Clarke can terminate his employment and be entitled to receive his base salary for 12 months following the date of termination, plus a prorated portion of his annual cash bonus.  The Clarke Agreement also requires Mr. Clarke to comply with certain restrictive covenants including but not limited to a covenant not to compete during the term of the Clarke Agreement and for a period of twelve months following the termination of the Clarke Agreement.

John K. Thompson

Effective as of March 4, 2012, the Company and John K. Thompson entered into an employment agreement (the “Thompson Agreement”) that provides that he will be employed as the Senior Vice President, Sales and Marketing of the Company and must devote substantially all of his working time and efforts to the business of the Company.  The Thompson Agreement superseded and replaced a previous agreement between the parties dated as of January 26, 2009.  The Thompson Agreement has an initial one year term, with automatic one year renewals unless advance notice is given by either party.  Pursuant to the Thompson Agreement, Mr. Thompson’s annual base salary is set at $150,000 until September 2, 2012, at which time his annual base salary will be increased to $167,307.  Beginning on April 1, 2013, and each April 1 thereafter, Mr. Thompson’s annual base salary will be increased by 3%, or such higher percentage as may be determined by the Company’s Board of Directors.  Mr. Thompson is eligible to participate in the Company’s annual cash incentive compensation plan for senior managers, and in the Company’s 2005 Equity Compensation Plan, each as determined by the Board of Directors from time to time.  The Thompson Agreement also provides for medical, vacation, and other benefits commensurate with the policies and programs adopted by the Board of Directors for the Company’s senior executives.  In the event that the Company terminates the employment of Mr. Thompson without cause (as determined under the Thompson Agreement), then Mr. Thompson will be entitled to receive his base salary for 12 months following the date of termination, plus a prorated portion of his annual cash bonus.  In the event that the Company breaches any term of the Thompson Agreement and such breach is not cured within thirty days of notice being given, then Mr. Thompson can terminate his employment and be entitled to receive his base salary for 12 months following the date of termination, plus a prorated portion of his annual cash bonus.  The Thompson Agreement also requires Mr. Thompson to comply with certain restrictive covenants including but not limited to a covenant not to compete during the term of the Thompson Agreement and for a period of twelve months following the termination of the Thompson Agreement.

Item 9.01.  Financial Statements and Exhibits.

(d)	Exhibits. The following exhibits are filed with this Form 8-K:

Exhibit No.	Description
10.7	Waiver and First Amendment to Promissory Note between AeroGrow International, Inc. and Main Power Electrical Factory Ltd. effective as of December 31, 2011
10.8	Employment Agreement between AeroGrow International, Inc. and J. Michael Wolfe, dated as of March 4, 2012
10.9	Employment Agreement between AeroGrow International, Inc. and H. MacGregor Clarke, dated as of March 4, 2012
10.10	Employment Agreement between AeroGrow International, Inc. and John K. Thompson, dated as of March 4, 2012

Portions of this report may constitute “forward-looking statements” as defined by federal law. Although the Company believes any such statements are based on reasonable assumptions, there is no assurance that actual outcomes will not be materially different. Any such statements are made in reliance on the “safe harbor” protections provided under the Private Securities Litigation Reform Act of 1995. Additional information about issues that could lead to material changes in the Company’s performance is contained in the Company’s filings with the Securities and Exchange Commission.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AeroGrow International, Inc.

DATED: March 6, 2012	By: /s/ H. MacGregor Clarke
H. MacGregor Clarke
Chief Financial Officer and Treasurer